                                                                    EXHIBIT 10.K


                                                           EXECUTION COUNTERPART
                                                           ---------------------

                      COLLATERAL ASSIGNMENT OF CONTRACTS,
                              LICENSES AND PERMITS
                             AND SECURITY AGREEMENT
                                HANOVER MARRIOTT
                              HANOVER, NEW JERSEY

     THIS COLLATERAL ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS AND SECURITY AGREEMENT (this "Collateral Assignment") dated as of the 18th day of August, 1997, by HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor") to CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignee"), provides:

                               R E C I T A L S :
                               - - - - - - - -

     Assignee has made a permanent loan (the "Loan") to Assignor in the original principal amount of Twenty Nine Million Eight Hundred Seventy Five Thousand and 00/100 Dollars ($29,875,000.00) as evidenced by a Promissory Note (the "Note") in said principal amount of even date herewith, given by Assignor to Assignee, which Note is secured, inter alia, by a Mortgage and Security Agreement and an
                       ----- ----
Assignment of Leases, Rents and Revenues (jointly, the "Mortgage"), each of even date herewith on a fee simple interest in certain real property located in Hanover, New Jersey, as more particularly described in EXHIBIT A attached hereto
                                                       ---------
and made a part hereof (the "Property"). As a condition precedent to the Loan, Assignor agreed to assign to Assignee as security for the performance of Assignor's obligations under all documents evidencing or securing the Loan (the "Loan Documents") all of Assignee's rights, title and interest in and to any and all contracts, licenses and permits, now existing or hereafter entered into or obtained (the "Contracts"), relating to Assignor's operations at, or in connection with, the Property and the improvements ("Improvements") thereon.
The Contracts include, but are not limited to, those matters designated on EXHIBIT B hereto.
---------

                                   ASSIGNMENT

     NOW, THEREFORE, Assignor hereby agrees as follows:

     1. Assignor hereby assigns, transfers and sets over to Assignee (to the extent permitted by law and any such Contract) all the rights, title and interest of Assignor in and to the Contracts, together with, as appropriate, all proceeds, distributions, income, revenue, issues, and profits (the "Proceeds") now or hereafter arising therefrom.

     If any such Contracts which are material are not freely assignable by Assignor, Assignor shall notify Assignee, and upon Assignee's written request, Assignor shall utilize its reasonable efforts to obtain any required consent to such assignment.

     2. Assignor agrees that it shall not, except in the ordinary course of its business, agree to cancel, terminate or modify the terms of the Contracts, or any of them.

     3. Unless an Event of Default (as hereinafter defined) has occurred and is continuing, Assignor shall have a revocable license (i) to collect, receive and apply for its own account all Proceeds arising from or in connection with the Contracts and (ii) to proceed in accordance with the Contracts.

     4. Immediately upon the occurrence and during the continuance of an Event of Default, the license set forth in the foregoing Section 3(i) to collect, receive and apply Proceeds, and Section 3(ii) to proceed under the Contract, shall, at the option of Assignee, cease and terminate, and in such event Assignee shall be entitled to and is hereby expressly and irrevocably authorized to take possession of all rights, title and interest of Assignor in and to the Contracts and the Proceeds.

     5. Assignor hereby agrees to indemnify and hold Assignee and its officers, directors, employees and agents harmless from and against any and all liability, loss, damage, cost and expense, including reasonable, actual attorneys' fees, which Assignee or said other parties may incur under the Contracts or by reason of this Agreement, or by reason of any action properly taken hereunder, and from and against any and all claims and demands whatsoever which may be asserted against Assignee or such other parties by reason of any alleged obligation or undertaking on Assignee's part to perform or discharge any of the terms, covenants or conditions contained in the Contracts, except for matters arising from the gross negligence or willful misconduct of Assignee or such officers, directors, employees or agents. Should Assignee incur any such liability, the principal amount of such liability shall be payable by Assignor within five (5) Business Days after demand therefor or, at the election of Assignee, Assignee shall have the right to reimburse itself therefor from any Proceeds collected by Assignee, and if such amount shall not be paid or reimbursed within said five (5) Business Day period interest shall accrue thereon from the date of demand therefor until paid and be immediately payable to Assignee at the Default Rate (as defined in the Note). Nothing contained herein shall obligate or be construed to obligate Assignee to perform any of the terms, covenants or conditions contained in the Contracts or otherwise to impose any obligation upon Assignee with respect to the Contracts and Assignee shall not in any event become or be deemed to be a substituted obligor under the Contracts, unless and until such time as Assignee shall have enforced its rights and remedies in connection with an Event of Default.

     6. Assignor covenants that it has not sold, assigned, transferred, mortgaged or pledged its interest in the Contracts or the Proceeds, or any part thereof, and agrees that it shall not sell, assign, transfer, mortgage or pledge its interest in the Contracts or the Proceeds, or any part thereof, whether now due or hereafter to become due, to any person, firm or corporation, except for Assignee and the holder of any subordinate mortgage financing permitted under the Loan Documents.

     7. Assignor agrees to execute and deliver to Assignee, at any time or times during which this Agreement shall be in effect, such further instruments as Assignee may deem necessary to make effective or more effective the assignment of the rights of Assignor assigned to Assignee hereby and the covenants of Assignor herein contained.

     8. Upon demand and notice from Assignee of the occurrence of an Event of Default, Assignor irrevocably directs all other parties under the Contracts to deal directly with Assignee in lieu of and in the place and stead of Assignor from and after the receipt of such demand or notice. Such parties in undertaking such dealings with Assignee shall be under no obligation to inquire into or determine the actual existence of any such default claimed by Assignee. If such Event of Default shall cease to exist after Assignee has made such demand and notice, Assignee shall thereafter give notice to such other parties terminating its prior demand and notice.

     9. Upon the payment of all indebtedness secured by, and the performance of all the terms and conditions of, the Loan Documents and this Agreement, this Agreement shall terminate and thereafter be void and of no further force and effect and, upon the request of the Assignor, Assignee shall execute and deliver to Assignor instruments effective to evidence the termination of this Assignment or the reassignment to Assignor of the rights, power and authority granted to Assignee hereunder.

     10. To the extent applicable, this Agreement shall serve as a security agreement as defined in the Uniform Commercial Code as enacted in the State of New Jersey and the Assignee shall have a security interest in Contracts and the Proceeds.

     11. Upon the occurrence of an Event of Default, Assignee may proceed to enforce and exercise any or all of the rights and remedies provided by the Uniform Commercial Code (to the extent applicable), in addition to all of Assignee's other rights at law or equity and those rights provided herein and in the Loan Documents. The rights and remedies of the Assignee hereunder are cumulative and are not in lieu of but are in addition to any other rights and remedies which Assignee shall have under or by virtue of the Loan Documents.
The rights and remedies of the Assignee hereunder may be exercised from time to time, and as often as such exercise shall be deemed expedient by the Assignee.

     12. Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Agreement for any period of time or times, shall not be construed or deemed to be a waiver of any of the rights of the Assignee hereunder.

     13. No change, amendment, modification, cancellation or discharge hereof, shall be valid unless Assignee shall have consented thereto in writing.

     14. An "Event of Default" hereunder shall be defined as the breach of any obligation or covenant of Assignor hereunder or under the Loan Documents beyond any applicable notice or grace period set forth herein or therein.

     15. Section 15 of the Note and Section 40 of the Mortgage (which are Loan Documents of even date herewith) are incorporated herein by this reference thereto.

     16. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. Any notice, request, demand, statement or consent made hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and registered or certified return receipt requested, in each case addressed to the other party hereto at its address set forth below, or at such other address within the continental United States of America as such party may have theretofore designated in writing pursuant to this Section 17. The effective date of any notice given as aforesaid shall be the date of personal service, one
(1) business day after delivery to such overnight delivery service, or five (5) business days after being deposited in the United States Mail, whichever is applicable. For purposes hereof, the addresses are as follows:

If to Assignee:

               Connecticut General Life Insurance Company
               CIGNA Investments, Inc.
               900 Cottage Grove Road
               Hartford, CT  06152-2319
               Attention:  Investment Services, S-319

With a copy to:

               CIGNA Corporation
               Investment Law Department
               900 Cottage Grove Road
               Hartford, CT  06152-2215
               Attention:  Real Estate Division, S-215A

If to Assignor:

               Hanover Marriott Limited Partnership
               Host Marriott Corporation
               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  Treasurer

With a copy to:

               Host Marriott Corporation
               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  Law Department

                              ASSIGNOR:

                              HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership

                              By: Marriott Hanover Hotel Corporation,
                                  a Delaware corporation and its general partner


                                  By P.K. Brady
                                    ----------------------------------------

                                   EXHIBIT A
                                   ---------


     ALL that certain tract, parcel and lot of land lying and being situate in the Township of Hanover, County of Morris, State of New Jersey, being more particularly described as follows:

     BEGINNING at a point in the present southwesterly side of New Jersey State Highway Route 10 at a point where the westerly line of the premises to be described and the easterly line now or formerly of Newark Milk and Cream Company intersects said sideline of Route 10 and running; thence

     (1) South 60 Degrees 59 Minutes 12 Seconds East and along the side of Route 10,774.32 feet to the corner of lands now or formerly of Melvin and Irene Wykoff, his wife; thence

     (2) South 29 Degrees 00 Minutes 48 Seconds West 178.12 feet; thence

     (3) Still along lands South 60 Degrees 59 Minutes 12 Seconds East 211.0 feet to line of Lands of Iron Investment Corp., et. als., lands along the same; thence

     (4) The same South 12 Degrees 09 Minutes 55 Seconds West 432.86 feet to a point; thence

     (5) North 81 Degrees 54 Minutes 29 Seconds West 181.92 feet to a point; thence;

     (6) North 61 Degrees 11 Minutes 56 Seconds West 760.78 feet to a point in line of Lands of Newark Milk and Cream Company; thence

     (7) Along the same North 13 Degrees 45 Minutes 24 Seconds East 684.30 feet to the point and place of BEGINNING.

          TOGETHER with access to and egress from said premises by way of 50 foot wide easement as set forth on filed map no. 3826 and further described as follows:

          Beginning at an angle point in the northerly line of Tax Lot 4, Block 1101 as shown on the tax map of the Township of Hanover, Morris County, New Jersey, said point being further described as being South 61 Degrees 11 Minutes 56 Seconds East, 436.92 feet from the Northwest Corner of said Lot 4 as shown on a map entitled "Map of Hanover Park for Industry", dated November 30, 1978 by Stephen A. Jarombek of Montville, New Jersey and filed in the Morris County Clerk's Office as filed map number 3826, and running thence

          1.  Through said Lot 4, South 12 Degrees 44 Minutes 34 Seconds West,

33.54 Feet to a Point on the Northerly End of Wing Drive, 50 Feet Wide as shown on said filed map, thence,

          2. Along the end of Wing Drive, North 86 Degrees 11 Minutes 36 Seconds West, 34.73 feet to a point of curvature; thence

          3. Continuing along Wing Drive on a curve to the left with a radius of 60.00 feet, an arc length of 16.44 feet, said curve having a chord of South 85 Degrees 57 Minutes 30 Seconds West, 16.39 feet; thence

          4. Through Lot 4, 50 feet West of and parallel to the first course above, North 12 Degrees 44 Minutes 34 Seconds East, 58.06 feet to a point on the Southerly Line of Lot 13, Block 1002 as shown on said Tax Map; thence

          5.  Along said line, South 61 Degrees 11 Minutes 56 Seconds East,
52.03 feet to the point and place of BEGINNING.

                                   EXHIBIT B
                                   ---------


     1. All contracts with architects, engineers and surveyors with respect to the Improvements.

     2.   All construction contracts with respect to the Improvements.

     3.   All certificates of occupancy with respect to the Improvements.

     4. All agreements concerning public and private utilities with respect to the Improvements.

     5. All franchise agreements, service agreements, licenses and permits with respect to the construction, operation and utilization of the Improvements.

     6.   All plans and specifications with respect to the Improvements.

     7. All insurance policies with respect to the Improvements and the Property.

     8. All rights of the Assignor with respect to private restrictions affecting the Property.

     9. All bonds and similar agreements with respect to the Improvements and the Property.

     10. All feasibility and marketing studies, percolation tests, soil borings, surveys, topographical studies and the like with respect to the Property and the uses thereof.

     11. All marketing reports and other writings with respect to the Improvements.

     12. All books and records with respect to the Improvements and the Property.

     13. All contracts with any managing agent for the Improvements, including, but not limited to that certain Management Agreement by and among Assignor, as "Owner", and Marriott Hotel Services, Inc. dated as of even date herewith.

     14.  All contracts of sale with respect to the Improvements.

     15.  All contracts with advertisers, including the yellow pages.

     16. All operating and service contracts relating to the operation of the Improvements.

     17. All vested, concurrency and development rights with respect to the Improvements and/or the Property.